SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
NOTE 18:-SUBSEQUENT EVENTS

1.
The current conflict in Ukrain may make it difficult in the short and long term to purchase certain raw materials used in production of certain Company's products. It could also delay Company's output or supply of products, harm the relationships with customers, damage the brand and reputation, increase the raw materials and shipments costs, particularly energy related costs, and have a material adverse effect on Company's results of operations.

2.
During March 2022, the Company participated in rights offering in Lioli, and purchased additional 9,870,000 shares in amount of approximately $2.5 million. Following this oferring, the Company holds 60.4% of Lioli's shares on a fully diluted basis.